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                                 D UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934



        Date of Report (Date of earliest event reported): March 10, 2003



                                   VALERO L.P.
             (Exact name of registrant as specified in its charter)



           DELAWARE                       1-16417               74-2956831
 (State or other jurisdiction           (Commission          (I.R.S. Employer
       of incorporation)               File Number)         Identification No.)


                 ONE VALERO PLACE                                  78212
                SAN ANTONIO, TEXAS                              (Zip Code)
     (Address of principal executive offices)


                                 (210) 370-2000
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER.

         On March 10, 2003, Valero L.P. issued a news release announcing the private offering of senior notes by Valero Logistics Operations, L.P., its 100% owned operating subsidiary. A copy of the news release is attached as Exhibit
99.1 to this report and is incorporated by reference into this Item 5.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBIT

              Exhibit No.  Description of Exhibit

              99.1 News Release dated March 10, 2003, with respect to the private offering of senior notes by Valero Logistics Operations, L.P.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Valero L.P.


                                   By: Riverwalk Logistics, L.P.
                                       its general partner

                                       By: Valero GP, LLC
                                           its general partner


Dated: March 14, 2003                      By:  /s/ Bradley C. Barron
                                           Name:  Bradley C. Barron
                                           Title: Corporate Secretary



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                                 EXHIBIT INDEX

              Exhibit No.  Description of Exhibit

              99.1 News Release dated March 10, 2003, with respect to the private offering of senior notes by Valero Logistics Operations, L.P.